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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                February 17, 1999

                        NATIONAL ADVERTISING GROUP, INC.,
                           N/K/A YANG HOLDING COMPANY
             (Exact name of registrant as specified in this charter)

     FLORIDA                            000-19505                65-0274107
(State or other jurisdiction           (Commission             (IRS Employer
of incorporation                       File Number)          Identification No.)

             2666 TIGERTAIL AVENUE, SUITE 104, MIAMI, FLORIDA 33133
              (Address and Zip Code of Principal Executive Offices)

Issuer's Telephone Number: (305) 535-9700

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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

        Not Applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        Not Applicable

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

        Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        Not applicable,

ITEM 5. OTHER EVENTS.

        On January 13, 1999, the Company filed Articles of Amendment which changed the Company's name to Yang Holding Company. In addition, effective December 31, 1998, the Company reversed split its issued and outstanding common stock 1 for 10.

ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS.

        On December 31, 1998, Eric Rentz resigned as a director of the Company. Mr, Rentz had no disagreement with respect to any matter relating to the Company's operations, policies or pracices,

ITEM 7. FINANCIAL STATEMENT AND EXHIBITS.

        (a) EXHIBITS

            1 Amendment to Articles of Incorporation changing the name of the Company to Yang Holding Company.

ITEM 8. CHANGE IN FISCAL YEAR

        Not applicable.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             YANG HOLDING COMPANY
                                 (Registrant)

                           By: /s/ JAMES CHOW
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                                   James Chow, President

Dated: February 17, 1999.


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EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION
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    1         Amendment to Articles of Incorporation
              changing the name of the Company to Yang Holding Company